UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 22, 2018
INVESTORS BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36441	46-4702118
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

101 JFK Parkway, Short Hills, New Jersey		07078
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:      (973) 924-5100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(c)(e) Following the Annual Meeting of Stockholders, on May 22, 2018 the Board of Directors of Investors Bancorp, Inc. (the "Company") and Investors Bank determined that Kevin Cummings, who as of the Annual Meeting and as disclosed in the Proxy Statement, became Chairman of the Board of Directors of the Company and the Bank as of the date of the Annual Meeting, would discontinue as President of the Company and the Bank, and would be replaced in that position by Dominick A. Cama, who has served as Senior Executive Vice President and Chief Operating Officer of the Company and the Bank since 2010. Mr. Cummings continues as Chairman and Chief Executive Officer of the Company and the Bank. Reference is made to the Proxy Statement dated April 12, 2018 for information concerning Mr. Cama that is required under Section 401(b), (d) and (e) of Regulation S-K.  There are no transactions between Mr. Cama and the Company that would be reportable under Item 404(a) of Regulation S-K.
As a result of the foregoing, on July 9, 2018 the Company entered into individual acknowledgment and consent agreements with each of Messrs. Cummings and Cama, pursuant to which the executives acknowledged and agreed that the assignment of the new positions did not constitute a breach of their employment agreements with the Company dated August 18, 2008 (the "Employment Agreements") or an "event of termination" as defined under the Employment Agreements.  The executives further agreed that the new executive positions with the Company and the Bank will be their "executive positions" as described in the Employment Agreements, and that their duties and responsibilities to the Company and the Bank will be commensurate with such new executive positions.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibit No. Description

10.1	Acknowledgement and Consent Agreement between Kevin Cummings and Investors Bancorp, Inc., dated July 9, 2018.

10.2	Acknowledgement and Consent Agreement between Domenick Cama and Investors Bancorp, Inc., dated July 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INVESTORS BANCORP, INC.
DATE: July 10, 2018	By:	/s/ Brian F. Doran
Brian F. Doran
Senior Vice President, General Counsel and Corporate Secretary